UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

June 1, 2004

Date of report (Date of earliest event reported)

PHARSIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-31253	77-0401273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 W. El Camino Real, Suite 200

Mountain View, CA 94040

(Address of principal executive offices)

(650) 314-3800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

On June 1, 2004, Pharsight Corporation issued a press release announcing that it had increased its credit facility with Silicon Valley Bank and providing outlook for fiscal year 2005. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 1, 2004	PHARSIGHT CORPORATION

	By:	/s/ Shawn M. O’Connor
	Name:	Shawn M. O’Connor
	Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press release of Pharsight Corporation issued June 1, 2004, entitled “Pharsight Increases Credit Facility to $3 Million.”